UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 6, 2008

STEREOTAXIS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50884	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)       At its regular meeting on August 6, 2008, the Board of Directors of Stereotaxis, Inc. (the “Company”), pursuant to the Company’s bylaws, elected Michael P. Kaminski, President and Chief Operating Officer of the Company, as a Class I member of the Board of Directors to fill a vacancy on the Board. Mr. Kaminski’s term as a Class I director will expire at the 2011 annual meeting of the stockholders of the Company.

There is no arrangement or understanding between Mr. Kaminski and any other person pursuant to which Mr. Kaminski was elected as a director. Mr. Kaminski is not expected serve on any committees of the board of directors.

The Company is not aware of any transactions, proposed transactions, or series of either to which the Company was or is to be a party, in which the total amount involved exceeds $120,000 and in which Mr. Kaminski had, or will have, a direct or indirect material interest. Mr. Kaminski will continue his employment relationship with the Company. The Company did not enter into or materially amend any material plan, contract or arrangement to which Mr. Kaminski is a party or in which he participates in connection with his election as a director.

Item 7.01.   Regulation FD Disclosure.

On August 8, 2008, the Company issued a press release announcing the election of Mr. Kaminski and Mr. Kaminski as a director. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

This information furnished in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: August 8, 2008	By:	/s/ James M. Stolze
	Name:	James M. Stolze
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Stereotaxis, Inc. press release dated August 8, 2008